FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, Edward Burke Carey, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ Edward Burke Carey
-----------------------------
Edward Burke Carey



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, David J. Durham, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ David J. Durham
-----------------------------
David J. Durham



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, J. Joseph Hale, Jr., whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ J. Joseph Hale, Jr.
-----------------------------
J. Joseph Hale, Jr.



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, John E. Jaymont, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ John E. Jaymont
-----------------------------
John E. Jaymont



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, David J. Gruber, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ David J. Gruber
-----------------------------
David J. Gruber



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, Shannon King, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes her true and lawful attorneys and agents to execute in her name, place and stead, in her capacity as officer of Fifth Third Funds ("Trust"), to execute in her name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ Shannon King
-----------------------------
Shannon King



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, E. Keith Wirtz, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Matthew A. Ebersbach, Shannon King, Richard B. Ille, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ E. Keith Wirtz
-----------------------------
E. Keith Wirtz



Dated:   August 13, 2009

                                FIFTH THIRD FUNDS
                                POWER OF ATTORNEY

The undersigned, Matthew A. Ebersbach, whose signature appears below, does hereby constitute and appoint Matthew A. Swendiman, Shannon King, Richard B. Ille, E. Keith Wirtz, Julie Tedesco and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of Fifth Third Funds ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.



/s/ Matthew A. Ebersbach
-----------------------------
Matthew A. Ebersbach



Dated:   August 13, 2009